SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 19, 2001
         --------------------------------------------------------------
                            MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                       0-24919                 73-1515699
(State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
   of Incorporation)                                  Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
                                      ---
          (Former name or former address, if changed since last report)

     This Form 8-K contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include risks detailed from time to time in MDI Entertainment, Inc.'s filings with the Securities and Exchange Commission including, but not limited to, those described in the Form 10-KSB and Form 10-KSB/A, filed April 2, 2001 and April 25, 2001, respectively.

     Item 5: Other Events

            On April 16, 2001, NASDAQ halted trading in the securities of MDI Entertainment, Inc. (the "Company"), and requested additional information and documents concerning the Company's financing transaction with Oxford International, Inc., previously disclosed in the Company's Forms 8-K filed on May 1, 2001, May 2, 2001 and July 16, 2001. See the Company's Press Release, dated July 19, 2001, relating to this event, which is attached hereto as Exhibit 99.1. The information contained in such Press Release is incorporated herein by reference.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.     Description

     99.1               Press Release, dated July 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MDI ENTERTAINMENT, INC.
                                                  (Registrant)


     Dated   July 19, 2001                   By:   /s/ Steven M. Saferin
     ---------------------                      ------------------------
                                             Steven M. Saferin
                                             President and Chief
                                             Executive Officer



                                  EXHIBIT INDEX

     Exhibit No.     Description

     99.1         Press Release, dated July 19, 2001.

                                                                   Exhibit 99.1

Press Release

                           MDI Announces NASDAQ Halts
                              Trading in Its Stock

                     Company To Respond to NASDAQ's Request
                         for Documents and Information

HARTFORD, Conn.--(BUSINESS WIRE)--July 19, 2001--MDI Entertainment, Inc. (NASDAQ
SC: LTRY) today announced that NASDAQ has halted trading in its securities and has requested additional information and documents concerning its financing transaction with Oxford International, Inc., previously disclosed in MDI's Forms 8-K filed on May 1, 2001, May 2, 2001 and July 16, 2001.

The July 16th Form 8-K indicated, among other things, that the company had recently amended its previously disclosed financing transaction with Oxford. The July 16th Form 8-K disclosed that, among other things, in exchange for accepting securities of two publicly traded companies valued in excess of $3.2 million as of the date of the Company's receipt of the securities in lieu of the cash investment Oxford was supposed to make, Oxford agreed to waive certain rights that it had acquired in the stock purchase agreement, including the waiving of any accrued dividends and the right to a board seat. Oxford also agreed that the company would have the option of exchanging the securities received from Oxford for the MDI shares issued to Oxford and at MDI's discretion, downsize the amount of this transaction.

Since the primary reason for initiating the transaction was to meet NASDAQ's net tangible assets maintenance requirements, and not for working capital purposes, the subsequent increase in the Company's net tangible assets resulting from its substantially increased operating earnings, provides the Company the option of reducing the size of the investment while maintaining the Company's net tangible assets at a level to meet such maintenance requirements. The Company's ability to operate profitably would not be impaired if the securities are ultimately determined not to be saleable or if the transaction with Oxford is unwound. MDI expects to announce pretax income for the quarter ended June 30, 2001 and for the six months ended June 30, 2001 of approximately $580,000 and $1,166,000 respectively. However, depending on the outcome of the events described below, the company may not be in compliance with such maintenance requirements.

Subsequent to the Company's receipt of the securities of the two publicly traded companies, the issuers whose stock was transferred to the Company and the Federal Bureau of Investigation made assertions about Oxford. The FBI called MDI, on Friday July 13, 2001, to notify the Company of its investigations of Oxford. The FBI did not make any assertions concerning MDI or any of its officers or directors. Neither MDI nor its officers or directors are under any investigation by the FBI as part of their investigation of Oxford. The Company was advised that, in the view of the issuers of the publicly traded securities and the FBI, the securities the Company received are or may be subject to a dispute between the issuers and Oxford, which may impair the liquidity and value of the securities. If the liquidity and value of the securities were, in fact, impaired, then MDI believes it may have been defrauded by Oxford. The company has the right to exchange the shares and unwind the transaction, and is assessing the situation and evaluating its alternatives, including all legal and equitable remedies.

NASDAQ has requested answers to several questions in a letter dated July 16th. The Company intends to reply by the required July 20th date and will cooperate fully with NASDAQ.

The company is continuing to attempt to resolve the situation and to obtain the substantive economic benefit originally intended. The company may negotiate with one or more of the issuers of the securities received to attempt to clear the company's title with respect thereto. There may be a cost associated with this effort. There can be no assurance as to whether the company's attempts will be successful, the costs thereof or as what final form the transactions will take.

                            ------------------------

MDI's current lottery promotions include scratch games featuring Elvis Presley(R), Harley-Davidson(R), Hollywood Sign(TM), Hollywood Walk Of Fame(TM), Hollywood Squares(TM), Wheel of Fortune(R), Jeopardy!(R), Elvis Presley(R), Betty Boop(TM), Twilight Zone(TM), Louisville Slugger(R), TNN(R), CMT(R), Hummer(R), Ray Charles(R), Pink Panther(TM), The Outer Limits(TM), Heroes of Space(TM), Ms. Cleo(TM), Michael Buffer's Let's Get Ready To Rumble(R), Dick Clark's American Bandstand(R), Times Square 2002(TM), SPAM(R), TABASCO(R), Emmett Kelly, Jr.(R) and auto race drivers Dale Earnhardt(R), Dale Earnhardt, Jr.(R) and Bill Elliott, Matt Kenseth, Mark Martin and Jeff Burton.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by MDI) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the lottery industry, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of MDI. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws and market competition factors.

Contact:
     Investor Awareness, Inc.
     Tony Schor, 847/945-2222